UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2015

Hilltop Holdings Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-31987	84-1477939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Crescent Court, Suite 1330 Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 855-2177

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On June 12, 2015, Hilltop Holdings Inc., or the Company, held its 2015 Annual Meeting of Stockholders in Dallas, Texas.  At the 2015 Annual Meeting, stockholders were asked to vote on three proposals:  the election of the twenty-one director nominees named in the proxy statement; an advisory vote to approve executive compensation; and the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.  The voting results at the 2015 Annual Meeting were as follows:

Proposal No. 1:          The stockholders elected the following twenty-one director nominees to serve on the Company’s board of directors until the 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

Name	For	Against	Withheld	Broker Non-Votes

Charlotte Jones Anderson	69,178,011	—	2,439,365	17,398,339
Rhodes R. Bobbitt	71,225,151	—	392,225	17,398,339
Tracy A. Bolt	71,267,527	—	349,849	17,398,339
W. Joris Brinkerhoff	71,227,910	—	389,466	17,398,339
J. Taylor Crandall	71,001,560		615,816	17,398,339
Charles R. Cummings	71,223,170	—	394,206	17,398,339
Hill A. Feinberg	68,222,458	—	3,394,918	17,398,339
Gerald J. Ford	66,734,293	—	4,883,083	17,398,339
Jeremy B. Ford	70,493,890	—	1,123,486	17,398,339
J. Markham Green	71,108,688	—	508,688	17,398,339
William T. Hill, Jr.	69,271,262	—	2,346,114	17,398,339
James R. Huffines	68,206,771	—	3,410,605	17,398,339
Lee Lewis	66,706,074	—	4,911,302	17,398,339
Andrew J. Littlefair	68,926,934	—	2,690,442	17,398,339
W. Robert Nichols, III	69,106,881	—	2,510,495	17,398,339
C. Clifton Robinson	68,199,840	—	3,417,536	17,398,339
Kenneth D. Russell	66,681,884	—	4,935,492	17,398,339
A. Haag Sherman	71,173,653	—	443,723	17,398,339
Robert C. Taylor, Jr.	69,295,019	—	2,322,357	17,398,339
Carl B. Webb	68,203,557	—	3,413,819	17,398,339
Alan B. White	68,205,887	—	3,411,489	17,398,339

Proposal No. 2:          The stockholders approved, on an advisory basis, the 2014 compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

70,155,361	1,311,039	150,976	17,398,339

Proposal No. 3:          The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

For	Against	Abstain	Broker Non-Votes

88,480,006	236,992	298,717	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hilltop Holdings Inc.,
a Maryland corporation

Date:	June 15, 2015	By:	/s/ COREY PRESTIDGE
			Name:	Corey G. Prestidge
			Title:	Executive Vice President,
General Counsel & Secretary